UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2006

BIO-key International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13463	41-1741861
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3349 Highway 138, Building D, Suite B Wall, NJ 07719
(Address of principal executive offices)

(732) 359-1100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into Material Definitive Agreements

1.                                       Amendment and Waiver of Secured Convertible Notes.  Effective as of January 23, 2006, BIO-key International, Inc. (the “Company”) entered into an Amendment and Waiver (the “Secured Notes Amendment and Waiver”) with Laurus Master Fund Ltd. (“Laurus”) in connection with the Secured Convertible Notes (the “Secured Notes”) currently held by Laurus.

Under the Secured Notes Amendment and Waiver, the Secured Notes issued by the Company to Laurus on September 29, 2004 in the aggregate principal amount of $5,000,000 (the “September 2004 Note”) and on June 7, 2008 in the aggregate principal amount of $2,000,000 (the “June 2005 Note”) were amended as follows: (i) the maturity date of the September 2004 Note was extended to January 1, 2008, (ii) the maturity date of the June 2005 Note was extended to December 1, 2008, and (iii) the fixed conversion price under each of the Secured Notes was reset from $1.35 to $0.85 per share.  In addition, the exercise price of all warrants to purchase Common Stock of the Company held by Laurus was reset to $1.00 per share.

The Company also issued 150,000 shares (the “Newly Issued Shares”) of the Company’s Common Stock to Laurus in connection with the Secured Notes Amendment and Waiver.  In connection with the issuance of the Newly Issued Shares, Laurus agreed to waive the provisions of the Secured Notes regarding any adjustment of the fixed conversion price that would otherwise be triggered as a result of the issuance of the Newly Issued Shares and certain other securities which have a conversion price of $0.70 per share.  The Company entered into a Registration Rights Agreement dated as of January 23, 2006 (the “Laurus Registration Rights Agreement”) with Laurus, pursuant to which the Company has agreed to file a registration statement with the Securities and Exchange Commission (the “SEC”) covering the resale of these shares of Common Stock.

The foregoing description does not purport to be a complete statement of the parties’ rights and obligations under the Secured Notes Amendment and Waiver and the transactions contemplated thereby or a complete explanation of the material terms thereof.  The foregoing description is qualified in its entirety by reference to the provisions of the Secured Notes Amendment and Waiver and the Registration Rights Agreement attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

2.                                       Amendment and Waiver of Subordinated Convertible Promissory Notes.  Effective as of January 23, 2006, the Company also entered into an Amendment and Waiver (the “Subordinated Notes Amendment and Waiver”) with certain holders (“the “Subordinated Note Holders”) of its Subordinated Convertible Promissory Notes (the “Subordinated Notes”).

Under the Subordinated Notes Amendment and Waiver, the Subordinated Notes issued by the Company on September 29, 2004 in the aggregate principal amount of $5,288,221 (the “September 2004 Notes”) and on May 31, 2005 in the aggregate principal amount of $3,244,723 (the “May 2005 Notes”) were amended as follows: (i) the maturity dates were extended from September 29, 2007 and May 31, 2008, respectively, to January 1, 2009; (ii) the interest rate was fixed at fifteen percent (15%); (iii) all principal amounts are due at the maturity date and shall be paid in shares of Common Stock priced at $0.70 per share if the average closing price of the Common Stock for the thirty (30) trading days immediately preceding the maturity date is greater than $1.10; (iv) interest shall be paid, at the Company’s election, in cash or shares of Common Stock, with the Common Stock priced at the average closing price of the Common Stock for the ten (10) trading days immediately preceding the repayment date; and (v) the currently applicable fixed conversion price was amended to $0.70 per share.  In addition, the exercise price of all warrants to purchase Common Stock held by the Subordinated Note Holders that currently have an exercise price greater than $1.00 per share was reset to $1.00 per share.

The foregoing description does not purport to be a complete statement of the parties’ rights and obligations under the Subordinated Notes Amendment and Waiver and the transactions contemplated thereby or a complete explanation of the material terms thereof.  The foregoing description is qualified in its entirety by reference to the provisions of the Subordinated Notes Amendment and Waiver attached as Exhibit 99.3 to this Current Report on Form 8-K.

3.                                       Securities Purchase Agreement and Related Agreements.  The Company also entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”), effective as of January 23, 2006, with The Shaar Fund, Ltd., Longview Fund, L.P. and Longview Special Finance (collectively, the “Purchasers”).

Under the Securities Purchase Agreement, the Company issued to the Purchasers Convertible Term Notes (the “Convertible Notes”) in the aggregate principal amount of $1,000,000.  The Convertible Notes are convertible into shares of the Series B Preferred Stock of the Company, which shares are convertible into shares of the Common Stock of the Company at an initial fixed conversion price of $0.70 per share.

In connection with the Purchasers’ purchase of the Notes, the Company also issued warrants to the Purchasers (the “Warrants”) to purchase up to an aggregate of 500,000 shares of the Company’s Common Stock (subject to adjustment as set forth therein) at a per share exercise price of $1.00 per share.  The proceeds from this transaction will be used for general working capital purposes.

The foregoing description does not purport to be a complete statement of the parties’ rights and obligations under the Securities Purchase Agreement and the transactions contemplated thereby or a complete explanation of the material terms thereof.  The foregoing description is qualified in its entirety by reference to the provisions of the Securities Purchase Agreement, the Form of Convertible Term Note, the Certificate of Designation, the Form of Warrant, and the Registration Rights Agreement attached as Exhibits 99.4, 99.5, 99.6, 99.7, and 99.8, respectively, to this Current Report.

4.                                       Amendment of Subordinated Secured Promissory Note.  The Company entered into an Amendment No. 1 to Subordinated Secured Promissory Note, dated as of January 23, 2006 (the “Aether Note Amendment”), with Aether Systems, Inc. (“Aether”).  Pursuant to the Aether Note Amendment, the Subordinated Secured Promissory Note issued by the Company to Aether on September 30, 2004 in the aggregate maximum principal amount of $6,884,588 (the “Aether Note”), was amended to increase such aggregate maximum principal amount to

$7,884,588.  The Aether Note evidences a contingent reimbursement obligation of the Company to Aether and a surety fee payable by the Company to Aether, in each case with respect to a letter of credit maintained by Aether for the Company’s benefit in connection with the Company’s acquisition of the Mobile Government Division of Aether on September 30, 2004.  The Company’s obligations under the Aether Note remain secured by a security interest granted to Aether in all or substantially all of the Company’s assets, subordinate to the security interest of Laurus pursuant to the Secured Notes.

The foregoing description does not purport to be a complete statement of the parties’ rights and obligations under the Aether Note Amendment and the transactions contemplated thereby or a complete explanation of the material terms thereof.  The foregoing description is qualified in its entirety by reference to the provisions of the Aether Note Amendment attached as Exhibit 99.9 to this Current Report on Form 8-K.

Item 3.02                                             Unregistered Sales of Equity Securities

The disclosures in Item 1.01 are incorporated in this Item 3.02 by reference.

The Newly Issued Shares and the Convertible Notes were issued to accredited investors in a private placement transaction exempt from registration under the Securities Act pursuant to Rule 506 of Regulation D thereunder.  Jesup & Lamont Securities Corp. served as placement agent for the transaction.

The Newly Issued Shares and the Convertible Notes have not been registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration under the Securities Act and applicable state securities laws or an applicable exemption from registration requirements.  The Company has agreed to file a registration statement with the SEC covering the resale of the subject shares of the Company’s Common Stock underlying such securities.

Item 4.02.                                          Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On January 25, 2006, the Company, as part of its analysis of comments made by the staff (the “Staff”) of the Securities and Exchange Commission (the “SEC”) during the Staff’s review of a registration statement filed by the Company determined that it is likely that the Company will have to restate its financial statements for the years ended December 31, 2003 and December 31, 2004 as well as the periods ended March 31, 2004, June 30, 2004, September 30, 2004, March 31, 2005, June 30, 2005 and September 30, 2005, and that those financial statements should not be relied upon.

In September 2004 and June 2005, the Company entered into Securities Purchase Agreements (the “Senior Purchase Agreements”) with certain institutional and accredited investors.  Under the Senior Purchase Agreements, the Company issued secured convertible term notes, convertible into common stock of the Company in certain circumstances, and issued warrants to purchase shares of the Company’s common stock.

The Company also entered into Securities Purchase Agreements (the “Subordinated Purchase Agreements”) in September 2004 and May 2005 with existing shareholders of the Company and accredited investors.  Under the Subordinated Purchase Agreements, the Company issued unsecured convertible term notes convertible into common stock of the Company in certain circumstances and issued warrants to purchase shares of the Company’s common stock.

As part of the SEC’s review of the Company’s registration statement, the Staff commented on the Company’s accounting for the September 2004 senior and subordinated debt.  In particular, the Staff noted that the Company should consider  EITF 00-19 “Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock”  to evaluate whether there were any embedded derivative instruments and if so, whether they  should be accounted for as an equity  or  liability classification.  The Staff also commented that the Company should review the convertible notes issued in fiscal 2003 and 2005.

The Company has analyzed the convertible notes issued in 2004 and  2005 in light of the Staff’s comments, and has determined that they contain embedded derivatives.  The Company has further determined that these embedded derivates should be separated from the debt and accounted for as a liability classification.  After completing a preliminary valuation analysis, the Company has determined that the amounts are material to the financial statements and therefore will require the Company to restate and reissue Exchange Act reports for the year ended December 31, 2004 as well as the periods ended September 30, 2004, March 31, 2005, June 30, 2005 and September 30, 2005.

A preliminary assessment of the debt issued in 2003 has indicated that this debt may also contain embedded derivates.  As such, the Company is performing a more thorough analysis including a valuation of these instruments. Upon completion of this analysis, the Company may be required to restate and reissue additional filings.  The restatement should not have any effect on the Company’s cash balance for these periods.

As part of SEC review of our registration statement, the Staff commented on the Company’s accounting with respect to approximately $303,000 of revenue from our biometrics product line previously recognized for which a subsequent reduction in revenue was made in the fourth quarter of 2004.  The Staff raised the question of whether the transactions had a material impact on previously filed Exchange Act reports and would be better characterized as restatements.

In light of the Staff’s comment, the Company has reassessed the revenue adjustments made in the fourth quarter of 2004 and determined that they are material to previous periods and will require the Company to restate and amend Exchange Act reports for the years ended December 31, 2003 and December 31, 2004 as well as the periods ended March 31, 2004, June 30, 2004 September 30, 2004, March 31, 2005, June 30, 2005 and September 30, 2005.  The restatement should not have any effect on the Company’s cash balance for these periods.

The authorized officers of the Company and the Audit Committee of the Board of Directors have discussed with the Company’s independent registered public accounting firm the matters disclosed in this Report.

Item 9.01.                                          Financial Statements and Exhibits

(a)                                  Exhibits.  The following Exhibits are attached to this Current Report on Form 8-K:

Exhibit No.:	Description:

Exhibit 99.1	Amendment and Waiver, dated as of January 23, 2006, by and between the Company and Laurus Master Fund, Ltd.

Exhibit 99.2	Registration Rights Agreement, dated as of January 23, 2006, by and between the Company and Laurus Master Fund, Ltd.

Exhibit 99.3	Amendment and Waiver, dated as of January 23, 2006, by and among the Company and the holders of Subordinated Convertible Promissory Notes of the Company

Exhibit 99.4	Securities Purchase Agreement, dated as of January 23, 2006, by and among the Company, The Shaar Fund Ltd., Longview Fund, L.P. and

Longview Special Finance

Exhibit 99.5

Form of Convertible Term Note issued pursuant to the Securities Purchase Agreement, dated as of January 23, 2006, by and among the Company, The Shaar Fund Ltd., Longview Fund, L.P. and Longview Special Finance

Exhibit 99.6	Certificate of Designation of the Series B Convertible Preferred Stock of the Company

Exhibit 99.7

Form of Common Stock Purchase Warrant issued pursuant to the Securities Purchase Agreement, dated as of January 23, 2006, by and among the Company, The Shaar Fund Ltd., Longview Fund, L.P. and Longview Special Finance

Exhibit 99.8	Registration Rights Agreement, dated as of January 23, 2006, by and among the Company, The Shaar Fund Ltd., Longview Fund, L.P. and Longview Special Finance

Exhibit 99.9	Amendment No. 1 to Subordinated Secured Promissory Note, dated as of January 23, 2006 by and between the Company and Aether Systems, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-KEY INTERNATIONAL, INC.

January 25, 2006	By:	/s/ Thomas J. Colatosti
Thomas J. Colatosti
Co-Chief Executive Officer

EXHIBIT INDEX

Exhibit No.:	Description:

Exhibit 99.1	Amendment and Waiver, dated as of January 23, 2006, by and between the Company and Laurus Master Fund, Ltd.

Exhibit 99.2	Registration Rights Agreement, dated as of January 23, 2006, by and between the Company and Laurus Master Fund, Ltd.

Exhibit 99.3	Amendment and Waiver, dated as of January 23, 2006, by and among the Company and the holders of Subordinated Convertible Promissory Notes of the Company

Exhibit 99.4	Securities Purchase Agreement, dated as of January 23, 2006, by and among the Company, The Shaar Fund Ltd., Longview Fund, L.P. and Longview Special Finance

Exhibit 99.5

Form of Convertible Term Note issued pursuant to the Securities Purchase Agreement, dated as of January 23, 2006, by and among the Company, The Shaar Fund Ltd., Longview Fund, L.P. and Longview Special Finance

Exhibit 99.6	Certificate of Designation of the Series B Convertible Preferred Stock of the Company

Exhibit 99.7

Form of Common Stock Purchase Warrant issued pursuant to the Securities Purchase Agreement, dated as of January 23, 2006, by and among the Company, The Shaar Fund Ltd., Longview Fund, L.P. and Longview Special Finance

Exhibit 99.8	Registration Rights Agreement, dated as of January 23, 2006, by and among the Company, The Shaar Fund Ltd., Longview Fund, L.P. and Longview Special Finance

Exhibit 99.9	Amendment No. 1 to Subordinated Secured Promissory Note, dated as of January 23, 2006 by and between the Company and Aether Systems, Inc.